Supplement to the
Fidelity® Select Portfolios®
April 29, 2009
Prospectus

Environmental Portfolio

The Board of Trustees has approved several changes to the Environmental Portfolio intended to broaden the fund's investment policies, and renaming the fund as Environment and Alternative Energy Portfolio. These changes will not occur until certain shareholder approvals have been obtained.

Shareholder Meeting. On or about June 15, 2010, a meeting of the shareholders of Environmental Portfolio will be held and shareholders will be asked to vote to modify the fund's fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments) to state that the fund "invests primarily in companies engaged in business activities related to alternative and renewable energy, energy efficiency, pollution control, water infrastructure, waste and recycling technologies, or other environmental support services" and to approve a related change to the fund's fundamental concentration policy. If shareholders approve the proposals, the fund will change its name, adopt a new 80% name test policy, and the FTSE Environmental Opportunities & Alternative Energy Index will replace the MSCI® Industrials Index as the fund's supplemental benchmark. Shareholders of record on April 19, 2010, are entitled to vote at the meeting.

If approved, the changes will take effect on the first day of the month following the shareholder meeting. To determine whether the proposals were approved by shareholders, visit www.fidelity.com after June 15th, 2010.

A proxy statement relating to the proposals will be available after April 19, 2010. Please read the proxy statement when it is available because it will contain important information relating to the proposals. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-3198. The proxy statement will also be available on the Securities and Exchange Commission's web site (www.sec.gov).

Networking and Infrastructure Portfolio and Paper and Forest Products Portfolio

Effective the close of business on March 19, 2009, new positions in each of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio may no longer be opened. Shareholders of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio on March 19, 2009, generally will not be allowed to buy shares of the funds except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by March 19, 2009, 2) by participants in a 401(a) plan covered by a master record keeping services agreement between Fidelity and a national federation of employers that included the fund as a core investment option by March 19, 2009, 3) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since March 19, 2009, 4) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, and 5) by a portfolio manager of the fund. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio before an investment is accepted.

Proposed Reorganizations. The Board of Trustees of Fidelity Select Portfolios has unanimously approved Agreements and Plans of Reorganization ("Agreements") between Paper and Forest Products Portfolio and Materials Portfolio, and Networking and Infrastructure Portfolio and Communications Equipment Portfolio.

The Agreements provide for the transfer of all of the assets and the assumption of all of the liabilities of each of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio in exchange for shares of Materials Portfolio and Communications Equipment Portfolio, respectively, equal in value to the relative net asset value of the outstanding shares of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio. After the exchange, each of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio will distribute the Materials Portfolio and Communications Equipment Portfolio shares to its shareholders pro rata, in liquidation of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio (these transactions are referred to as the "Reorganizations").

The Reorganizations can be consummated only if, among other things, they are approved by a "majority of the outstanding voting securities" of the respective fund, as that term is defined under the Investment Company Act of 1940. Special Meetings ("Meetings") of the Shareholders of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio are expected to be held on May 19, 2009, and approval of the Agreements will be voted on at that time. Shareholders of record on March 23, 2009 will be entitled to vote. In connection with the Meetings, Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio will be filing with the Securities and Exchange Commission and delivering to their shareholders of record a Proxy Statement describing their respective Reorganizations and a Prospectus for Materials Portfolio or Communications Equipment Portfolio.

If the Agreements are approved at the Meetings and certain conditions required by the Agreements are satisfied, the Reorganizations are expected to take place in June 2009. If shareholder approval of any Agreement is delayed due to failure to meet a quorum or otherwise, that Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Paper and Forest Products Portfolio or Networking and Infrastructure Portfolio shareholders fail to approve that fund's Agreement, that fund will continue to engage in business as a registered investment company and FMR will consider other options for that fund, potentially including liquidation.

SEL-10-02 February 25, 2010
1.482105.227

The foregoing is not a solicitation of any proxy. For free copies of the Proxy Statements describing the Reorganizations (and containing important information about fees, expenses and risk considerations) and a Prospectus for Materials Portfolio or Communications Equipment Portfolio, please call 1-800-544-3198. Each prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).

Shareholders approved the Agreements and Plans of Reorganization between Paper and Forest Products Portfolio and Materials Portfolio, and Networking and Infrastructure Portfolio and Communications Equipment Portfolio.

The following information replaces the "Minimums" table found in the "Buying and Selling Shares" section on page 61.

Minimums
Initial Purchase	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAsA	$200
Balance	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500 worth of shares.

The following information replaces the similar information found in the "Buying and Selling Shares" section beginning on page 61.

There is no minimum balance or initial purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts, or a Fidelity systematic withdrawal service. In addition, each fund may waive or lower purchase minimums in other circumstances.

The following information replaces the similar information found in the "Selling Shares" section on page 64.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days, or you are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

The following information replaces the biographical information for Gavin Baker, Kristina Salen, Kyle Weaver, and Brian Wilhelm in the "Fund Management" section beginning on page 67.

Gavin Baker is lead manager of Wireless, which he has managed since March 2007. He also manages other Fidelity funds. Since joining Fidelity Investments in 1999, Mr. Baker has worked as an equity research analyst.

Court Dignan is manager of Insurance, which he has managed since September 2009. Since joining Fidelity Investments in 2003, Mr. Dignan has served as an associate within Fidelity Capital Investors.

Kristina Salen is manager of Multimedia and Telecommunications, which she has managed since September 2006 and July 2009, respectively. She also manages other Fidelity funds. Ms. Salen joined Fidelity Investments in 2006 as a research analyst. Previously, Ms. Salen was an assistant vice president and equity analyst at Oppenheimer Capital in New York from 2002 until 2005.

Kyle Weaver is manager of IT Services and co-manager of Wireless, which he has managed since February 2009 and July 2009, respectively. He also manages other Fidelity funds. Prior to joining Fidelity Investments in May 2008 as a research analyst, Mr. Weaver was a research analyst and portfolio manager for RiverSource Investments, LLC, covering the IT Services, Consumer Retail and Telecommunications sectors since 2002.

Effective April 1, 2010, the following information replaces the biographical information for Heather Lawrence and Matthew Schuldt in the "Fund Management" section on page 68.

Matthew Schuldt is manager of Computers, which he has managed since April 2010. Prior to joining Fidelity Investments in 2006 as an equity research analyst, Mr. Schuldt was co-founder and president of Go4College.com from 2001 until 2006.

Mahmoud Sharaf is manager of Chemicals, which he has managed since April 2010. Prior to joining Fidelity Investments in 2006 as a research analyst, Mr. Sharaf served in numerous strategic planning roles within IAC/InterActiveCorp from 2002 to 2005.